UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 15, 2018

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 29, 2017, Becton, Dickinson and Company (“BD”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of C. R. Bard, Inc., a New Jersey corporation (“Bard”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 23, 2017, as amended by that certain Amendment No. 1, dated as of July 28, 2017, among BD, Bard and Lambda Corp., a Delaware corporation and wholly-owned subsidiary of BD (“Merger Corp”), Merger Corp merged with and into Bard, with Bard as the surviving entity (the “Merger”). As a result of the Merger, Bard became a wholly-owned subsidiary of BD.

BD is filing this amendment to the Initial 8-K for the purpose of including the pro forma financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(b) of the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information (and notes thereto) of BD, after giving effect to the Merger and related financing transactions, as of and for the fiscal year ended September 30, 2017 and three month period ended December 31, 2017 are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1
Unaudited pro forma condensed combined financial information (and notes thereto) of BD, after giving effect to the Merger and related financing transactions, as of and for the fiscal year ended September 30, 2017.

99.2	Unaudited pro forma condensed combined financial information (and notes thereto) of BD, after giving effect to the Merger and related financing transactions, for the three month period ended December 31, 2017 and for the fiscal year ended September 30, 2017.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1
Unaudited pro forma condensed combined financial information (and notes thereto) of BD, after giving effect to the Merger and related financing transactions, as of and for the fiscal year ended September 30, 2017.

99.2	Unaudited pro forma condensed combined financial information (and notes thereto) of BD, after giving effect to the Merger and related financing transactions, for the three month period ended December 31, 2017 and for the fiscal year ended September 30, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Vice President and Corporate Secretary

Date: February 15, 2018